EXHIBIT 10.68

SECURITY AGREEMENT

        THIS SECURITY AGREEMENT (“Agreement”) is dated as of June 18, 2004 and is entered into by and between Brooklyn Holdings LLC, a Nevis limited liability company (“Secured Party”) and Trident Society, Inc., a California corporation (“Grantor”) pursuant to a Guarantee Agreement dated June 18, 2004 (the “Guarantee Agreement”) between Secured Party and Grantor.

        In consideration of the benefits accruing to the Grantor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with Secured Party as follows:

        1.    Definitions. Whenever used herein the following terms shall have the following meanings:

               (a)    “Debenture” shall mean the convertible debenture issued by The Neptune Society, Inc. (“Society”), which is the sole shareholder of Neptune Society of America, Inc., which in turn is the sole shareholder of Heritage Alternatives, Inc., which in turn is the sole shareholder of Grantor, under that certain Debenture Purchase Agreement dated June 18, 2004 between Secured Party and Society.

               (b)     “Guarantee” shall mean the guarantee by Grantor, as set forth in the Guarantee Agreement, of all of Grantor’s obligations under the Debenture.

               (c)     “Obligations” shall mean any and all indebtedness, obligations and liabilities from time to time owing by Grantor to Secured Party under the Debenture and the Guarantee.

         2.    Grant of Security. Grantor hereby assign and pledges to Secured Party and hereby irrevocably grants to Secured Party a continuing first priority security interest in and mortgage of copyright on the collateral set forth in Exhibit A attached hereto and by this reference incorporated herein (the “Collateral”) and the proceeds thereof.

        3.    Representations and Warranties. Grantor represents and warrants as follows:

               (a)     The principal place of business and principal executive office where Grantor keeps its records concerning the Collateral is located at 4312 Woodman Avenue, Third Floor, Sherman Oaks, CA 91423.

               (b)     This Agreement creates and grants to Secured Party (upon filing of requisite financing statements) a valid and perfected first priority security interest in the Collateral, securing the full and prompt payment and performance of all the Obligations.

               (c)     As of the date of this Agreement, Grantor is a California corporation, duly organized, validly existing and in good standing. The name of Grantor is as set forth on the signature page hereto.

               (d)     Grantor has full power and authority to execute, deliver and perform its obligations under this Agreement, and the persons who sign this Agreement on behalf of Grantor are duly authorized to bind Grantor to the terms hereof.

               (e)     This Agreement and the transactions contemplated therein are duly authorized, executed and delivered, and constitute valid and binding obligations of Grantor enforceable against Grantor in accordance with their terms.

               (f)     This Agreement and the transactions contemplated herein do not conflict with and will not cause acceleration of any other agreement by which Grantor or its assets are bound.

               (g)     Grantor understands that the representations set forth in this section form a material basis of Secured Party’s decision to accept this Agreement. Grantor represents, warrants and covenants that it shall not take any action which directly or indirectly circumvents the representations set forth herein. Grantor shall provide to Secured Party as promptly as possible, upon receipt of a written request from Secured Party, financial information about it as prepared by Grantor in the ordinary course.

         4.    Further Assurances and Covenants.

               (a)     Grantor authorizes the Secured Party to file initial financing statements, and amendments of financing statements, covering the Collateral and any property that becomes Collateral as identifiable proceeds of Collateral.

               (b)     Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will (i) at the request of Secured Party, mark conspicuously the Collateral and its records pertaining thereto, indicating that the Collateral is subject to the security interest granted hereby; and (ii) execute such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, including without limitation, mortgages, liens or other instruments evidencing the security interest of Secured Party hereunder in the present or future trademarks, service marks, copyrights or other intellectual property rights of Grantor.

               (c)     Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request, all in reasonable detail, and Grantor hereby agrees that Secured Party or Secured Party’s agents may enter upon Grantor’s premises at any reasonable time and from time to time for the purpose of inspecting the Collateral and records pertaining thereto.

               (d)     Without giving Secured Party at least thirty (30) days prior notice, Grantor will not (i) make any change in its corporate name, or (ii) conduct its business operations under any fictitious business name or trade name not set forth in Subsection 3(d), or (iii) move the principal place of business, principal executive office of Grantor or the office where Grantor keeps its records concerning the Collateral.

               (e)     Grantor shall not make any disposition of the Collateral without the consent of Secured Party, except in the ordinary course of its business.

               (f)     Between the date of execution of this Agreement and the time of perfecting the security interest herein, Grantor will not cause any effective financing statement or mortgage of copyright or other instrument similar in effect covering all or any part of the Collateral to be filed in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement or as permitted under the terms of the Debenture.

         5.    Maintenance of Collateral and Related Matters. Grantor shall:

               (a)     Keep all physical items of the Collateral at the place therefor specified in Subsection 3(a) or, upon thirty (30) days prior notice to Secured Party, at such other places in jurisdictions where all action required by Section 4 shall have been taken with respect to the Collateral.

               (b)     Comply with all laws, statutes, rules and regulations governing or relating to the Grantor and cause the Collateral to be maintained and preserved in the same condition, repair and working order as when acquired (other than repairs or refurbishing by Grantors), ordinary wear and tear excepted, and in accordance with any manufacturer’s manual, and shall forthwith, or in the case of any loss or damage to any of the Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end.

Grantors shall promptly furnish to Secured Party a statement respecting any loss or damage to any of the Collateral.

               (c)     Pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral.

               (d)    Maintain, at its own expense, insurance against loss or damage to the Collateral (including liability insurance) in such amounts, against such risks, in such form, and with such insurers, as shall be satisfactory to Secured Party from time to time.

               (e)     Maintain proceeds obtained from the sale of pre-need contracts strictly in accordance with applicable statutes, rules and regulations, and no trust monies obtained from the sale of pre-need contracts shall be sold or securitized or moved to any institution, other than an institution maintaining such monies immediately prior to the date of this Agreement, without the written consent of the Holder, which consent shall not be unreasonably withheld; provided however that the Holder shall be deemed to have consented to such transaction if the Holder fails to respond in writing within seven (7) days of the receipt of a request for such consent by the Corporation.

               (f)    Provide access to Secured Party to audit Grantor’s books and records during business hours upon reasonable notice to Grantor.

               (g)     Take good faith steps to protect and preserve all trade names and copyright included in the Collateral, including, without limitation, the enforcement of any claims for infringement.

               (h)     Not enter into any license or other transfer of all trade names, servicemarks, trademarks or copyrights included in the Collateral, without the prior written consent of Secured Party which consent shall not be unreasonably withheld, provided that no such consent shall be required to enter into a license thereof to an affiliated entity controlling, controlled by or under common control with Grantor so long as the licensee thereunder remains so affiliated.

        6.     [Intentionally Deleted]

         7.    Events of Default. Any one or more of the following shall be an “Event of Default” hereunder:

               (a)     There shall occur a Default Event under the Debenture or under the Guarantee, which is not cured within 30 days after written notice of default is delivered to the Grantor.

               (b)     Grantor shall breach in any material respect any term, provision, warranty or representation under this Agreement, which is not cured within 30 days after written notice of default is delivered to the Grantor.

               (c)     If Grantor should be unable to pay its debts as they mature; or should make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets, or should file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; or should file an answer admitting the jurisdiction of any court and the material allegations of an involuntary petition filed pursuant to any Act of Congress relating to bankruptcy or reorganization; or should join in any such petition for an adjudication or for a reorganization or other arrangement; or should become or be adjudicated a bankrupt; or should apply for or consent to the appointment of or consent that an order be made appointing any receiver or trustee for itself or for any of its properties, assets or business; or if an order should be entered pursuant to any Act of Congress relating to bankruptcy or reorganization; or if a receiver or a trustee should be appointed for all or a substantial part of its properties, assets or business.

               (d)     If any warrant of attachment, execution or other writ shall be issued or levied upon any of the Collateral, and such attachment, execution or other writ shall remain undischarged and unstayed for a period in excess of thirty (30) days or Grantor shall fail to post (or cause to be posted) an indemnity bond for the maximum liability pursuant to any such attachment, execution or other writ.

               (e)     Grantor shall voluntarily or involuntarily discontinue business.

               (f)     Should any statements, schedules or other documents furnished by Grantor to Secured Party prove false or incorrect in any material respect as at the time such statements, schedules or other documents were furnished by Grantor to Secured Party.

               (g)     Other than as the result of any action or omission of Secured Party, there is a material impairment of the priority of Secured Party’s security interest in the Collateral.

               (h)     Should Grantor sell, transfer, assign or otherwise dispose of, in one or more transactions (i) all or substantially all of its assets; or (ii) all or a substantial portion of the business operations of Grantor without the written consent of the Secured Party.

         8.    Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement.

         9.    Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses so incurred in connection therewith shall be payable by the Grantor under Section 13(b) hereof.

         10.    Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in Secured Party’s possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        11.    Remedies. If any Event of Default shall have occurred and be continuing:

               (a)     Secured Party may, at its election, and as hereby authorized by Grantor, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of California (or other applicable Uniform Commercial Code) (collectively, the “Code”) (whether or not the Code applies to the affected Collateral) and also may:

                     (i)     require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

                     (ii)     without notice or demand or legal process, enter upon any premises of Grantor and take possession of the Collateral; and

                      (iii)     without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least five days’ notice to

Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

               (b)     All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may only be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 13 hereof) in whole or in part by Secured Party against all or any part of the Obligations, as it sees fit. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all of the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

               (c)     Secured Party may, at its election, and as hereby authorized by Grantor, require Grantor forthwith to account for and transmit to Secured Party in the same form as received all proceeds (other than physical property) of collection of accounts received by Grantor and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of Grantor.

               (d)     Secured Party may, at its election, and as hereby authorized by Grantor, ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral.

               (e)     Secured Party’s rights and remedies under this Agreement shall be cumulative. Grantor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that Secured Party elects to do any such act, Secured Party shall not be responsible to the Grantor under any circumstance. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Grantor’s part shall be deemed a continuing waiver. No delay by Secured Party in enforcing any right or remedy hereunder shall constitute a waiver, election or acquiescence by it.

         12.    Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         13.    Indemnity and Expenses.

               (a)     Grantor agrees to defend, indemnify and hold harmless Secured Party from and against any and all claims, losses and liabilities arising out of, resulting from or relating to this Agreement, any of the Collateral, any of the Obligations secured thereby, or any of the transactions contemplated by this Agreement, except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct.

               (b)     Grantor will upon demand pay to Secured Party (in the manner provided in Section 16 hereof) the amount of any and all expenses, including the reasonable fees and disbursements of counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Agreement and the transactions contemplated by the foregoing; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (iii) the exercise, enforcement or protection of any of the rights under this Agreement and the transactions contemplated by the foregoing; or (iv) the failure by Grantors to perform or observe any of the provisions hereof.

         14.    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

to the Grantor at:

Trident Society, Inc. 4312 Woodman Avenue, Third Floor Sherman Oaks, CA 91423 facsimile (818) 953-9844 Attention: Marco Markin with a copy to:

Dorsey & Whitney, LLP 1420 Fifth Avenue, Suite 3400

Seattle, WA 98101 facsimile (206) 903-8820 Attention: Kenneth Sam to Secured Party, at:

Brooklyn Holdings LLC P.O. Box 556 Charlestown, Nevis

with a copy to:

Swidler Berlin Shereff Friedman, LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174 facsimile (212) 891-9598 Attention: Morris Orens or at such other address as the Grantor or Secured Party may designate by ten (10) days advance written notice to the other parties hereto.

         15.    Continuing Security Interest; Transfer. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of all amounts owing under the Obligations and this Agreement (ii) be binding upon Grantor, its successors and assigns and (iii) inure to the benefit of Secured Party and its successors, transferees and permitted assigns. Upon the payment and satisfaction in full of all of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Secured Party will, at Grantor’s expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination, and return any Collateral in its possession.

         16.    Manner of Payments. Secured Party shall provide Grantor with payment instructions, including bank accounts and wire transfer instructions, for any payments owed under the Obligations.

         17.    Return of Payment. Grantor hereby agrees that if at any time all or any part of any payment theretofore paid by Grantor and applied by Secured Party under any of the Obligations is returned by Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or assignment for the benefit of creditors of Grantor) such Obligations, for the purpose of this Agreement, to the extent that such payment is returned, shall be deemed to have continued in existence, notwithstanding such application by Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Secured Party had not been made.

         18.     General Provisions.

               (a)     This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties. Grantor may not assign its rights and obligations under this Agreement to a third party, except upon the prior written consent of Secured Party, given or withheld in its sole and absolute discretion.

               (b)     Section headings and section numbers have been set forth herein for convenience only.

               (c)     In the event that any one or more of the provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement.

               (d)     This Agreement and the documents provided hereunder constitute the entire agreement and understanding of the parties hereto with respect to the subject matter of this Agreement, and supersede all prior discussions, agreements and understandings between the parties with respect thereto.

               (e)     This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof.

               (f)     The failure of either party hereto to enforce at any time any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce any such provisions.

              (g)     No provision of this Agreement shall be construed against or interpreted to the disadvantage of either party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

               (h)     Grantor waives demand, notice, protest, notice of acceptance of this Agreement or other action taken in reliance hereon and any and all other demands and notices of any description.

               i)     Grantor agrees that it shall deliver to Secured Party on or before the effective date of this Agreement evidence of corporate authority and due execution in form and substance reasonably acceptable to Secured Party.

               (j)    Further Assurances: Each party to this Agreement covenants and agrees that from time to time it will, at the request and expense of the requesting party, execute and deliver all such documents and do all such other acts and things as any other party to this Agreement, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate the transactions contemplated in this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

TRIDENT SOCIETY, INC.

By:
         Name:    Marco Markin
         Title:  Chief Executive Officer

BROOKLYN HOLDINGS LLC:

By:
         Name:
         Title:

EXHIBIT A

DESCRIPTION OF COLLATERAL

    (a)        All contracts whether now existing or hereafter entered into between Debtor and any other party for the provision of cremation services at the time of death (“Neptune Pre-Need Contracts”);

    (b)        All funds paid by individuals pursuant to the Neptune Pre-Need Contracts including those funds required to be trusted;

    (c)        All machinery, electrical and electronic components, equipment, fixtures, furniture, office machinery, computers, vehicles, boats, trailers, implements and other tangible personal property of every kind and description now owned or hereafter acquired by Debtor and all goods of like kind or type hereafter acquired by Debtor in substitution or replacement thereof, and all additions and accessions thereto (collectively hereinafter referred to as the “Equipment”) and all rents, proceeds and products of the Equipment including, without limitation, the rights to insurance covering the Equipment;

    (d)        The following personal property, whether now owned or hereafter acquired: (i) all inventions, processes, formulae, licenses, patents, patent rights, copyright, including the Neptune Society Information Book, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, domestic and foreign, whether now owned or hereafter acquired, and the accompanying goodwill; and (ii) the right (but not the obligation) to register claims under trademark or patent and to renew and extend such trademarks or patents and the right (but not the obligation) to sue in the name of Debtor or in the name of Secured Party for past, present or future infringement of trademark or patent;

    (e)        All cash and cash equivalents of Debtor and all drafts, checks, certificates of deposit, notes, bills of exchange and other writings which evidence a right to the payment of money and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired; and

    (f)        To the extent not included in the items described in subsections (a) through (e) above, all accounts, contract rights, general intangibles, documents, instruments, chattel paper, goods, inventory and equipment now owned or hereafter acquired by Debtor, and the proceeds and products thereof.